SEMI-ANNUAL REPORT

President's Message

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report to Shareholders for the Edward D. Jones & Co. Daily Passport Cash Trust. This report covers the six-month period from March 1, 2000 through August 31, 2000. It begins with an interview with portfolio manager Susan R. Hill, Vice President of Passport Research, Ltd., and continues with a complete list of the trust's holdings and financial statements.

As the keystone of the Full Service Account, the trust is marking its 20th year of seeking to provide Edward Jones clients like you with a stable source of daily income from a portfolio of short-term U.S. government money market securities.1 In addition, the trust's assets grew to over $9 billion.

During the six-month reporting period, the trust paid dividends to shareholders totaling $0.027 per share, for a total return of 2.77%. On the last day of the reporting period, the 7-day net yield was 5.74%.2

Thank you for keeping your ready cash working and accessible through Edward D. Jones & Co. Daily Passport Cash Trust. As always, we welcome your questions and comments.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
October 15, 2000

1 An investment in money market funds (or "the trust") is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds (or "the trust") seek(s) to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the trust.

2 Performance quoted represents past performance and is no guarantee of future results. Yield will vary. Yields quoted for money market funds most closely reflect the trust's current earnings.

Investment Review

What is your review of the rate environment for the first half of the trust's fiscal year?

An abrupt shift in the interest rate outlook and expectations regarding Federal Reserve Board (the "Fed") policy occurred during this reporting period. Early in 2000, the Fed resumed its series of incremental rate increases by raising the Fed Funds Target Rate by 25 basis points following both the February and March Federal Open Market Committee (FOMC) meetings. Despite these rate increases, however, economic growth continued to be very strong in the second quarter of the year. And, in fact, there were signs that inflationary pressures were building. The Fed then reacted more aggressively to the economic indicators and raised the target rate by 50 basis points following the May 16, 2000 FOMC meeting.

It was shortly after this meeting that market participants began to change their outlook on the economic environment and their expectations for Fed policy. Economic growth appeared to slow, the equity markets traded off, and the Fed seemed willing to let the effects of the prior rate hikes filter through the economy. The FOMC left rates unchanged at both the July and August meetings, and the federal funds target rate ended the reporting period at 6.50%.

Movements in market rates through the reporting period reflected domestic economic activity and resulting Fed expectations. For example, the yield on a one-year agency discount note began the reporting period at 6.46%. The yield on the security drifted higher and traded around the 6.60% level through the third week of April. Building in expectations of a more aggressive Fed, the yield climbed through the 7% level in May and peaked at 7.26% on June 2, 2000. Signs of a moderating economy and a steady Fed caused yields to steadily decline over the remainder of the reporting period and the reporting period ended with the security yielding 6.70%.

What strategies guided the trust during the reporting period?

The trust was managed within a 35-45 day average maturity target range throughout the reporting period. The actual average maturity of the trust varied within that target range based on relative value opportunities.

The portfolio was barbelled in structure throughout the reporting period. The short end of the barbell was comprised of significant positions in overnight repurchase agreements and floating rate securities with relatively short rate reset periods. The long end of the barbell consisted of longer dated, fixed rate agency paper. Because of the expensive nature of the short-term Treasury market, agency securities were purchased exclusively for the portfolio during the reporting period. The average maturity of the trust was 40 days at period-end, the mid-point of our average maturity target range.

As we move toward the end of 2000, what do you see ahead for short-term rates?

Certainly, there is a strong consensus that economic growth has slowed from the pace set in early 2000, and investors are becoming increasingly comfortable with a soft landing scenario. Sources of uncertainty exist, however, including rising energy prices that may translate into increases in the core levels of inflation and generally tight labor markets as illustrated by a 4% unemployment rate.

We believe that monetary policy will be on hold, and that market rates will trade near current levels for the near-term. Also, policy announcements by the FOMC should continue to stress the inflationary risks to the economy.

We will continue to closely monitor economic and market developments to derive an appropriate target range for the trust to best serve our clients.

Portfolio of Investments

AUGUST 31, 2000 (UNAUDITED)

Principal Amount			Value
		GOVERNMENT AGENCIES--39.5%
$70,500,000	[1]	Federal Farm Credit Bank, Discount Notes, 5.940% - 6.290%, 1/23/2001 - 4/3/2001	$68,409,188
44,000,000	[1]	Federal Home Loan Bank, Discount Notes, 5.950%, 1/12/2001	43,032,794
475,000,000	[2]	Federal Home Loan Bank, Floating Rate Notes, 6.419% - 6.813%, 9/6/2000 - 11/1/2000	474,786,681
346,000,000		Federal Home Loan Bank, Notes, 5.750% - 7.150%, 9/28/2000 -- 6/29/2001	345,941,886
499,508,000	[1]	Federal Home Loan Mortgage Corp., Discount Notes, 6.160% - 6.485%, 2/1/2001 - 8/16/2001	481,130,190
171,000,000	[2]	Federal Home Loan Mortgage Corp., Floating Rate Notes, 6.400% - 6.420%, 9/20/2000 - 9/21/2000	170,899,959
70,000,000		Federal Home Loan Mortgage Corp., Notes, 6.900% - 7.190%, 7/5/2001 - 9/11/2001	70,000,000
449,920,000	[1]	Federal National Mortgage Association, Discount Notes, 6.090% - 6.475%, 9/21/2000 - 2/15/2001	440,269,033
712,000,000	[2]	Federal National Mortgage Association, Floating Rate Notes, 6.248% - 6.500%, 9/1/2000 -- 11/12/2000	711,713,902
216,300,000		Federal National Mortgage Association, Notes, 5.300% - 7.250%, 1/12/2001 - 7/16/2001	215,971,770
640,000,000	[2]	Student Loan Marketing Association, Floating Rate Notes, 6.575% - 7.023%, 9/1/2000 -- 9/6/2000	639,766,569
30,000,000		Student Loan Marketing Association, Notes, 6.045%, 11/3/2000	29,996,953

		TOTAL GOVERNMENT AGENCIES	3,691,918,925

		REPURCHASE AGREEMENTS--60.6%[3]
350,000,000		Banc One Capital Markets, 6.670%, dated 8/31/2000, due 9/1/2000	350,000,000
1,595,000,000		Bank of America, 6.690%, dated 8/31/2000, due 9/1/2000	1,595,000,000
410,000,000		Barclays Capital, Inc., 6.670%, dated 8/31/2000, due 9/1/2000	410,000,000
152,000,000	[4]	Bear, Stearns and Co., 6.520%, dated 8/21/2000, due 9/20/2000	152,000,000
200,000,000		Countrywide Securities Corp., 6.660%, dated 8/31/2000, due 9/1/2000	200,000,000
227,500,000	[4]	Deutsche Bank Financial, Inc., 6.530%, dated 8/28/2000, due 10/30/2000	227,500,000
37,985,000		Donaldson, Lufkin and Jenrette Securities Corp., 6.610%, dated 8/31/2000, due 9/1/2000	37,985,000
180,000,000		Goldman Sachs Group, LP, 6.660%, dated 8/31/2000, due 9/1/2000	180,000,000
300,000,000	[4]	Greenwich Capital Markets, Inc., 6.520%, dated 8/21/2000, due 9/21/2000	300,000,000
195,000,000		Greenwich Capital Markets, Inc., 6.680%, dated 8/31/2000, due 9/1/2000	195,000,000
150,000,000		HSBC Securities, Inc., 6.660%, dated 8/31/2000, due 9/1/2000	150,000,000
Principal Amount			Value
		REPURCHASE AGREEMENTS--continued[3]
$180,000,000		J.P. Morgan & Co., Inc., 6.660%, dated 8/31/2000, due 9/1/2000	$180,000,000
225,000,000		Paribas Corp., 6.680%, dated 8/31/2000, due 9/1/2000	225,000,000
270,000,000		Prudential Securities, Inc., 6.670%, dated 8/31/2000, due 9/1/2000	270,000,000
50,000,000		Salomon Brothers, Inc., 6.620%, dated 8/31/2000, due 9/1/2000	50,000,000
450,000,000		Salomon Brothers, Inc., 6.670%, dated 8/31/2000, due 9/1/2000	450,000,000
308,000,000		Societe Generale Securities Corp., 6.630%, dated 8/31/2000, due 9/1/2000	308,000,000
237,000,000		Warburg Dillon Reed LLC, 6.610%, dated 8/31/2000, due 9/1/2000	237,000,000
145,000,000		Warburg Dillon Reed LLC, 6.680%, dated 8/31/2000, due 9/1/2000	145,000,000

		TOTAL REPURCHASE AGREEMENTS	5,662,485,000

		TOTAL INVESTMENTS (AT AMORTIZED COST)[5]	$9,354,403,925

1 Discount rate at time of purchase.

2 Floating rate note with current rate and next reset date shown.

3 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

4 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

5 Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($9,345,170,440) at August 31, 2000.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

AUGUST 31, 2000 (UNAUDITED)

Assets:
Investments in Securities	$3,691,918,925
Investment in repurchase agreements	5,662,485,000

Total investments in securities, at amortized cost and value		$9,354,403,925
Cash		8,909,983
Income receivable		23,787,377

TOTAL ASSETS		9,387,101,285

Liabilities:
Payable for investments purchased	23,000,000
Income distribution payable	14,720,835
Accrued expenses	4,210,010

TOTAL LIABILITIES		41,930,845

Net assets for 9,345,170,440 shares outstanding		$9,345,170,440

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$9,345,170,440 ÷ 9,345,170,440 shares outstanding		$1.00

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)

Investment Income:
Interest		$288,018,212

Expenses:
Investment adviser fee	$18,798,445
Administrative personnel and services fee	3,420,184
Custodian fees	132,147
Transfer and dividend disbursing agent fees and expenses	6,139,133
Directors'/Trustees' fees	33,995
Auditing fees	4,684
Legal fees	13,911
Portfolio accounting fees	308,720
Shareholder services fee	11,355,193
Share registration costs	369,831
Printing and postage	832,737
Insurance premiums	7,170
Miscellaneous	13,341

TOTAL EXPENSES	41,429,491

Net investment income		$246,588,721

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) August 31, 2000	Year Ended February 29, 2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$246,588,721	$357,874,842

Distributions to Shareholders:
Distributions from net investment income	(246,588,721)	(357,874,842)

Share Transactions:
Proceeds from sale of shares	22,040,630,009	36,477,258,796
Net asset value of shares issued to shareholders in payment of distributions declared	236,135,586	349,424,325
Cost of shares redeemed	(21,692,895,367)	(35,737,132,412)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	583,870,228	1,089,550,709

Change in net assets	583,870,228	1,089,550,709

Net Assets:
Beginning of period	8,761,300,212	7,671,749,503

End of period	$9,345,170,440	$8,761,300,212

See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) August 31,	Year Ended February 28 or 29,
	2000	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income From Investment Operations:
Net investment income	0.03	0.04	0.05	0.05	0.04	0.05
Less Distributions:
Distributions from net investment income	(0.03)	(0.04)	(0.05)	(0.05)	(0.04)	(0.05)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return[1]	2.77%	4.43%	4.63%	4.84%	4.59%	5.06%

Ratios to Average Net Assets:

Expenses	0.91%[2]	0.94%	0.87%	0.89%	0.89%	0.96%

Net investment income	5.43%[2]	4.35%	4.50%	4.72%	4.49%	4.92%

Supplemental Data:

Net assets, end of period (000 omitted)	$9,345,170	$8,761,300	$7,671,750	$5,805,434	$4,760,020	$3,951,155

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

AUGUST 31, 2000 (UNAUDITED)

ORGANIZATION

Edward D. Jones & Co. Daily Passport Cash Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The investment objective of the Trust is stability of principal and current income consistent with stability of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

The Trust uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

Repurchase Agreements

It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities. The Trust, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Federal Taxes

It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At August 31, 2000, capital paid-in aggregated $9,345,170,440. Transactions in shares were as follows:

	Six Months Ended August 31, 2000	Year Ended February 29, 2000
Shares sold	22,040,630,009	36,477,258,796
Shares issued to shareholders in payment of distributions declared	236,135,586	349,424,325
Shares redeemed	(21,692,895,367)	(35,737,132,412)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	583,870,228	1,089,550,709

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Passport Research Ltd., the Trust's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee based on average daily net assets of the Trust as follows: 0.500% on the first $500 million, 0.475% on the second $500 million, 0.450% on the third $500 million and 0.425% on the fourth $500 million; and 0.400% on more than $2 billion. The Adviser will waive the amount that normal operating expenses of the Trust (including the investment adviser fee, but excluding brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2.5% per year on the first $30 million of average daily net assets of the Trust, 2.0% per year on the next $70 million of average daily net assets of the Trust, and 1.5% per year on any additional assets.

Adviser's Background

Passport Research, Ltd. is a Pennsylvania limited partnership organized in 1981. Federated Investment Management Company is the general partner of the Adviser and has a 50.5% interest in the Adviser. Federated Investment Management Company is owned by Federated Investors, Inc. Edward D. Jones & Co. L.P. is the limited partner of the Adviser and has a 49.5% interest in the Adviser.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Trust will pay FSSC up to 0.25% of average daily net assets of the Trust for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

Edward D. Jones & Co. L.P. serves as the transfer and dividend disbursing agent to the Trust. The fee paid to Edward D. Jones & Co. L.P. is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

SUSAN R. HILL

Vice President

RICHARD J. THOMAS

Treasurer

LESLIE K. ROSS

Assistant Secretary

WILLIAM D. DAWSON III

Chief Investment Officer

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the trust's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Edward D. Jones & Co. Daily Passport Cash Trust

SEMI-ANNUAL REPORT

AUGUST 31, 2000

Serving Individual Investors Since 1871

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